                                                                      EXHIBIT 8h

                                   SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

Fund                                                          Effective Date
----                                                          --------------
Schwab International Index Fund                               July 21, 1993
Schwab Small-Cap Index Fund                                   October 14, 1993
Schwab Asset Director-High Growth Fund                        September 25, 1995
Schwab Asset Director-Balanced Growth Fund                    September 25, 1995
Schwab Asset Director-Conservative Growth Fund                September 25, 1995
Schwab S&P 500 Fund - Investor Shares                         February 28, 1996
Schwab S&P 500 Fund - e.Shares                                February 28, 1996


                                         SCHWAB CAPITAL TRUST


                                         By:    /s/ William J. Klipp
                                                --------------------------------
                                         Name:  William J. Klipp
                                         Title: Senior Vice President and
                                                Chief Operating Officer


                                         CHARLES SCHWAB & CO., INC.


                                         By:    /s/ Colleen M. Hummer
                                                --------------------------------
                                         Name:  Colleen M. Hummer
                                         Title: Senior Vice President

Dated:    February 28, 1996

                                   SCHEDULE B
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

         Schwab will maintain accounts for, and serve as a customer liaison to, the shareholders of each Fund, and through its employees will perform various services in relation thereto, which services shall include responding to requests for information and other types of shareholder account inquiries, both by telephone and in writing. With respect to e.Shares, such services will be provided through electronic means. The parties hereto expressly agree that the services provided under this Agreement shall not include, and the amounts payable hereunder shall not constitute compensation for, services relating to transfer agency or sub-accounting services for the Trust or any Fund thereof.


                                         SCHWAB CAPITAL TRUST


                                         By:    /s/ William J. Klipp
                                                --------------------------------
                                         Name:  William J. Klipp
                                         Title: Senior Vice President and
                                                Chief Operating Officer


                                         CHARLES SCHWAB & CO., INC.


                                         By:    /s/ Colleen M. Hummer
                                                --------------------------------
                                         Name:  Colleen M. Hummer
                                         Title: Senior Vice President

Dated:    February 28, 1996

                                   SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

Fund                                          Fee
----                                          ---
Schwab International Index Fund               Twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets

Schwab Small-Cap Index Fund                   Twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets

Schwab Asset Director-High Growth Fund        Twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets

Schwab Asset Director-Balanced Growth Fund    Twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets

Schwab Asset Director-Conservative Growth     Twenty one-hundredths of one percent (.20%) of the Fund's average
Fund                                          daily net assets

Schwab S&P 500 Fund - Investor Shares         Twenty one-hundredths of one percent (.20%) of the class' average daily net assets

Schwab S&P 500 Fund - e.Shares                Five one-hundredths of one percent (0.05%) of the class' average daily net assets


                                         SCHWAB CAPITAL TRUST


                                         By:    /s/ William J. Klipp
                                                --------------------------------
                                         Name:  William J. Klipp
                                         Title: Senior Vice President and
                                                Chief Operating Officer


                                         CHARLES SCHWAB & CO., INC.


                                         By:    /s/ Colleen M. Hummer
                                                --------------------------------
                                         Name:  Colleen M. Hummer
                                         Title: Senior Vice President

Dated:    February 28, 1996


                                      C-1